UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288
                                   ---------

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                      -------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      FRANKLIN
            STRATEGIC MORTGAGE PORTFOLIO            Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin Templeton Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Strategic Mortgage Portfolio .....................................    4

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   10

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   22

Report of Independent Registered Public
Accounting Firm ...........................................................   29

Board Members and Officers ................................................   30

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------


ANNUAL REPORT

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2005.

PERFORMANCE OVERVIEW

For the year under review, Franklin Strategic Mortgage Portfolio - Class A delivered a +2.74% cumulative total return. The Fund underperformed its benchmark, the Citigroup Mortgage Index, which returned +3.33% for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +2.46%, and the Lehman Brothers U.S. Treasury Index, a

(1) Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

(2) Source: Standard & Poor's Micropal. The Citigroup Mortgage Index, a component of the Citigroup U.S. Broad Investment-Grade Bond Index, is a total return index that includes approximately 179 GNMA, FNMA and FHLMC issues. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


4 | Annual Report
component of the Lehman Brothers U.S. Government Index, returned +2.48%.(3) You can find the Fund's long-term performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. More than two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past year, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.7% (not adjusted for inflation) in September 2005 compared with the same month a year earlier, which supported U.S. economic growth.(4)

Business spending also rose during the reporting period, contributing to economic growth. Nonresidential investment spending rose in each of the past year's four quarters, resulting in 7.8% growth for the year under review.4 Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

(3) Sources: Lipper Inc.; Standard & Poor's Micropal. The Lipper U.S. Mortgage Funds Classification Average is calculated by averaging the total return for all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six-month period ended 9/30/05, the Lipper U.S. Mortgage Funds Classification Average consisted of 77 funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if these or other factors had been considered. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS). Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4)   Source: Bureau of Economic Analysis.

PORTFOLIO BREAKDOWN
9/30/05

----------------------------------------------------------
                                               % OF TOTAL
                                              NET ASSETS*
----------------------------------------------------------
Federal National Mortgage Association
(FNMA)                                              38.4%
----------------------------------------------------------
Federal Home Loan Mortgage Corp.
(FHLMC)                                             35.7%
----------------------------------------------------------
Asset-Backed Securities and Commercial

Mortgage-Backed Securities                          19.9%
----------------------------------------------------------
Government National Mortgage

Association (GNMA)                                  15.2%
----------------------------------------------------------
Short-Term Investments                               2.7%
----------------------------------------------------------

*     Other net assets = -11.9% due to liabilities for forward settlements.


                                                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
10/1/04-9/30/05

-----------------------------------------------------------------------
MONTH                                               DIVIDEND PER SHARE
-----------------------------------------------------------------------
October                                                   4.1471 cents
-----------------------------------------------------------------------
November                                                  4.4582 cents
-----------------------------------------------------------------------
December                                                  4.1089 cents
-----------------------------------------------------------------------
January                                                   4.0428 cents
-----------------------------------------------------------------------
February                                                  4.0573 cents
-----------------------------------------------------------------------
March                                                     4.0825 cents
-----------------------------------------------------------------------
April                                                     3.9620 cents
-----------------------------------------------------------------------
May                                                       4.3753 cents
-----------------------------------------------------------------------
June                                                      4.2580 cents
-----------------------------------------------------------------------
July                                                      3.8951 cents
-----------------------------------------------------------------------
August                                                    4.4035 cents
-----------------------------------------------------------------------
September                                                 4.0391 cents
-----------------------------------------------------------------------
TOTAL                                                    49.8298 CENTS
-----------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended September 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index (CPI).(5) This increase was below the core CPI's 10-year average of 2.2%.(5) However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Federal Reserve Board (Fed) raised the federal funds target rate to 3.75% from 1.75% during the 12-month period and indicated possible "measured" increases would follow. The Fed also noted in its most recent statement that there would be some temporary economic effects due to hurricane impacts, but there was some debate about the long-term effects. During the period, the yield curve flattened, as short- and intermediate-term Treasury yields rose and longer-term yields fell.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total assets are invested in securities rated AAA by Standard & Poor's (S&P) Rating Group or Aaa by Moody's Investors Service (Moody's), independent credit rating agencies. The remaining 35% of portfolio securities will be rated at least BBB by S&P or Baa by Moody's or, if unrated, securities will be deemed of comparable quality by the Fund's manager. We analyze securities using research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

Our research shows that over the past 5-, 10- and 15-year time periods, mortgage-backed securities (MBS), agency debentures and mortgage-related asset backed securities (ABS) have offered attractive risk-adjusted returns when compared with a variety of asset classes including U.S. Treasuries, investment grade and high yield corporate bonds, and large and small capitalization stocks. These time periods include various credit, prepayment, economic and interest rate cycles. Generally speaking, the sectors in which the Fund invests tend to outperform comparable maturity Treasuries during rising interest rate environments because of their higher income and lower durations, or price sensitivity to interest rate changes.

(5) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


6 | Annual Report

Over the past several years, we have evolved our investment process to keep pace with MBS market changes. Increasingly, bond dealers in the mortgage markets have maximized and exercised settlement delivery options. This decreased the attractiveness of the To Be Announced (TBA) market, and we increased our focus and research on specified MBS pools.(6) Specified pools are securities with enough distinct risk exposures to create market demands for a premium or discount from TBA prices.

Using improved technologies, we seek to cull the daily opportunity set of MBS specified pool sectors by running them through our relative valuation research filters. We believe this can help position us ahead of other investors accessing the MBS market.

We also looked for value within the hybrid adjustable-rate mortgage-backed securities marketplace. These securities have a fixed rate for a set period of time, and once the period ends, the rate floats to a given interest rate. As their issuance increases, such securities are becoming an increasingly important sector of the MBS marketplace.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

[PHOTO]           /s/ Roger A. Bayston,

                  Roger A. Bayston,
                  CFA Portfolio Manager
                  Franklin Strategic Mortgage Portfolio

(6) A TBA security consists of generic mortgage pools to be determined at the settlement date. A specified pool consists of previously identified mortgage pools.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FSMIX)                           CHANGE    9/30/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.23     $9.73      $9.96
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.498298
--------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------
CLASS A                                          1-YEAR       5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)                       +2.74%      +34.62%     +87.01%
--------------------------------------------------------------------------------
Average Annual Total Return(3)                   -1.61%       +5.22%      +6.00%
--------------------------------------------------------------------------------
   Distribution Rate(4)             4.84%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)     3.83%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
 CLASS A                           9/30/05
---------------------------------------------
 1-Year                             -1.61%
---------------------------------------------
 5-Year                             +5.22%
---------------------------------------------
 10-Year                            +6.00%
---------------------------------------------

 CLASS A (10/1/95-9/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                             Franklin
                             Strategic                    Citigroup
                             Mortgage                     Mortgage
                             Portfolio                    Index(6)
                          ---------------------------------------------------
          10/1/1995             $9,575                     $10,000
         10/31/1995             $9,674                      $9,915
         11/30/1995             $9,779                     $10,210
         12/31/1995             $9,893                     $10,337
          1/31/1996             $9,975                     $10,416
          2/29/1996             $9,896                     $10,333
          3/31/1996             $9,852                     $10,298
          4/30/1996             $9,827                     $10,251
          5/31/1996             $9,796                     $10,237
          6/30/1996             $9,911                     $10,368
          7/31/1996             $9,957                     $10,409
          8/31/1996             $9,954                     $10,411
          9/30/1996            $10,119                     $10,586
         10/31/1996            $10,316                     $10,792
         11/30/1996            $10,460                     $10,940
         12/31/1996            $10,419                     $10,892
          1/31/1997            $10,492                     $10,984
          2/28/1997            $10,511                     $10,996
          3/31/1997            $10,473                     $10,905
          4/30/1997            $10,623                     $11,071
          5/31/1997            $10,716                     $11,174
          6/30/1997            $10,824                     $11,303
          7/31/1997            $10,997                     $11,512
          8/31/1997            $10,990                     $11,492
          9/30/1997            $11,115                     $11,629
         10/31/1997            $11,223                     $11,754
         11/30/1997            $11,251                     $11,793
         12/31/1997            $11,356                     $11,901
          1/31/1998            $11,462                     $12,012
          2/28/1998            $11,489                     $12,049
          3/31/1998            $11,530                     $12,096
          4/30/1998            $11,588                     $12,164
          5/31/1998            $11,671                     $12,249
          6/30/1998            $11,738                     $12,303
          7/31/1998            $11,791                     $12,364
          8/31/1998            $11,913                     $12,476
          9/30/1998            $12,083                     $12,625
         10/31/1998            $12,085                     $12,611
         11/30/1998            $12,160                     $12,670
         12/31/1998            $12,213                     $12,733
          1/31/1999            $12,285                     $12,821
          2/28/1999            $12,224                     $12,773
          3/31/1999            $12,294                     $12,861
          4/30/1999            $12,347                     $12,925
          5/31/1999            $12,266                     $12,838
          6/30/1999            $12,234                     $12,808
          7/31/1999            $12,162                     $12,721
          8/31/1999            $12,154                     $12,713
          9/30/1999            $12,361                     $12,930
         10/31/1999            $12,416                     $12,998
         11/30/1999            $12,427                     $13,009
         12/31/1999            $12,395                     $12,967
          1/31/2000            $12,298                     $12,867
          2/29/2000            $12,436                     $13,019
          3/31/2000            $12,562                     $13,158
          4/30/2000            $12,580                     $13,164
          5/31/2000            $12,592                     $13,175
          6/30/2000            $12,854                     $13,460
          7/31/2000            $12,942                     $13,545
          8/31/2000            $13,142                     $13,745
          9/30/2000            $13,301                     $13,892
         10/31/2000            $13,400                     $13,995
         11/30/2000            $13,604                     $14,203
         12/31/2000            $13,874                     $14,430
          1/31/2001            $14,072                     $14,654
          2/28/2001            $14,154                     $14,735
          3/31/2001            $14,249                     $14,831
          4/30/2001            $14,263                     $14,846
          5/31/2001            $14,345                     $14,938
          6/30/2001            $14,405                     $14,959
          7/31/2001            $14,647                     $15,238
          8/31/2001            $14,772                     $15,376
          9/30/2001            $14,977                     $15,603
         10/31/2001            $15,170                     $15,815
         11/30/2001            $15,077                     $15,670
         12/31/2001            $15,035                     $15,613
          1/31/2002            $15,173                     $15,767
          2/28/2002            $15,323                     $15,939
          3/31/2002            $15,164                     $15,778
          4/30/2002            $15,462                     $16,072
          5/31/2002            $15,571                     $16,190
          6/30/2002            $15,706                     $16,321
          7/31/2002            $15,892                     $16,505
          8/31/2002            $16,009                     $16,650
          9/30/2002            $16,144                     $16,771
         10/31/2002            $16,198                     $16,835
         11/30/2002            $16,194                     $16,819
         12/31/2002            $16,365                     $16,996
          1/31/2003            $16,404                     $17,044
          2/28/2003            $16,504                     $17,161
          3/31/2003            $16,523                     $17,156
          4/30/2003            $16,592                     $17,221
          5/31/2003            $16,631                     $17,229
          6/30/2003            $16,645                     $17,266
          7/31/2003            $16,327                     $16,954
          8/31/2003            $16,432                     $17,065
          9/30/2003            $16,693                     $17,357
         10/31/2003            $16,617                     $17,298
         11/30/2003            $16,671                     $17,348
         12/31/2003            $16,837                     $17,518
          1/31/2004            $16,946                     $17,629
          2/29/2004            $17,106                     $17,782
          3/31/2004            $17,153                     $17,860
          4/30/2004            $16,904                     $17,546
          5/31/2004            $16,871                     $17,490
          6/30/2004            $16,994                     $17,641
          7/31/2004            $17,121                     $17,807
          8/31/2004            $17,407                     $18,100
          9/30/2004            $17,429                     $18,125
         10/31/2004            $17,554                     $18,280
         11/30/2004            $17,509                     $18,226
         12/31/2004            $17,599                     $18,360
          1/31/2005            $17,689                     $18,453
          2/28/2005            $17,636                     $18,374
          3/31/2005            $17,584                     $18,324
          4/30/2005            $17,763                     $18,541
          5/31/2005            $17,914                     $18,690
          6/30/2005            $17,955                     $18,755
          7/31/2005            $17,862                     $18,667
          8/31/2005            $18,033                     $18,833
          9/30/2005            $17,906                     $18,729

   Total Return                79.06%                       87.29%

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(4) Distribution rate is based on the sum of distributions per share for the last 30 days of September and the maximum offering price of $10.16 on 9/30/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/05.

(6) Source: Standard & Poor's Micropal. The Citigroup Mortgage Index, a component of the Citigroup U.S. Broad Investment-Grade Bond Index, is a total return index that includes approximately 179 GNMA, FNMA and FHLMC issues.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                      VALUE 3/31/05       VALUE 9/30/05        PERIOD* 3/31/05-9/30/05
-------------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,018.30                    $2.78
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,022.31                    $2.79
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                             -------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                 2005         2004         2003         2002         2001
                                                             -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $   9.96     $  10.06     $  10.36     $  10.27     $   9.77
                                                             -------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ................................      0.391        0.328        0.285        0.488        0.657

 Net realized and unrealized gains (losses) ..............     (0.123)       0.112        0.048        0.280        0.539
                                                             -------------------------------------------------------------

Total from investment operations .........................      0.268        0.440        0.333        0.768        1.196
                                                             -------------------------------------------------------------

Less distributions from:

 Net investment income ...................................     (0.498)      (0.540)      (0.542)      (0.596)      (0.693)

 Net realized gains ......................................         --           --       (0.091)      (0.082)          --
                                                             -------------------------------------------------------------

Total distributions ......................................     (0.498)      (0.540)      (0.633)      (0.678)      (0.693)
                                                             -------------------------------------------------------------

Redemption fees ..........................................         --(d)        --(d)        --           --           --
                                                             -------------------------------------------------------------

Net asset value, end of year .............................   $   9.73     $   9.96     $  10.06     $  10.36     $  10.27
                                                             =============================================================

Total return(b) ..........................................       2.74%        4.41%        3.40%        7.79%       12.60%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $367,759     $376,848     $421,827     $407,701     $188,330

Ratios to average net assets:

 Expenses ................................................       0.55%        0.54%        0.52%        0.54%        0.64%

 Expenses net of waiver and payments by affiliate ........       0.55%        0.54%        0.52%        0.25%          --%

 Net investment income ...................................       3.97%        3.29%        2.79%        4.78%        5.98%

Portfolio turnover rate ..................................     160.36%      245.18%      288.41%      219.99%      310.95%

Portfolio turnover rate excluding mortgage dollar rolls(c)      36.26%       50.14%      125.17%       87.47%       87.91%

(a) Based on average daily shares outstanding for years ended September 30, 2001, through September 30, 2004.

(b) Total return does not reflect sales commissions or the contingent deferred sales charges.

(c)   See Note 1(d) regarding mortgage dollar rolls.

(d)   Amount is less than $0.001 per share.


12 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005

----------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 109.2%
   MORTGAGE BACKED SECURITIES 89.3%
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 4.0%
   FHLMC, 4.75%, 4/01/17 ..........................................     $   104,285     $   105,130
   FHLMC, 4.80%, 11/01/16 .........................................         650,504         656,756
   FHLMC, 4.856%, 4/01/24 .........................................         488,245         492,380
   FHLMC, 4.908%, 5/01/20 .........................................         387,338         392,914
   FHLMC, 4.954%, 5/01/30 .........................................         609,192         627,548
   FHLMC, 4.98%, 7/01/22 ..........................................       2,302,988       2,342,687
   FHLMC, 4.985%, 11/01/25 ........................................         143,267         146,020
   FHLMC, 5.011%, 7/01/24 .........................................         415,998         426,114
   FHLMC, 5.049%, 9/01/27 .........................................         341,068         350,434
   FHLMC, 5.114%, 11/01/25 ........................................         793,619         813,262
   FHLMC, 5.134%, 5/01/22 .........................................         329,256         336,683
   FHLMC, 5.158%, 12/01/30 ........................................         306,592         315,583
   FHLMC, 5.215%, 1/01/32 .........................................         493,092         503,805
   FHLMC, 5.25%, 4/01/18 ..........................................         160,525         164,326
   FHLMC, 5.335%, 10/01/18 ........................................         329,323         334,181
   FHLMC, 5.356%, 3/01/19 .........................................         366,897         374,045
   FHLMC, 5.878%, 1/01/28 .........................................         524,043         534,131
   FHLMC, 5.901%, 1/01/31 .........................................         643,732         658,122
   FHLMC, 5.968%, 7/01/30 .........................................         761,131         776,243
   FHLMC, 6.004%, 5/01/32 .........................................         173,568         175,878
   FHLMC, 6.165%, 8/01/31 .........................................         149,150         150,049
   FHLMC, 6.335%, 4/01/30 .........................................       3,336,824       3,438,550
   FHLMC, 6.689%, 4/01/31 .........................................          71,862          73,931
   FHLMC, 6.871%, 11/01/19 ........................................         295,189         307,293
                                                                                        ------------
                                                                                         14,496,065
                                                                                        ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 31.7%
   FHLMC Gold 15 Year, 4.50%, 10/01/18 ............................      10,488,058      10,291,606
   FHLMC Gold 15 Year, 4.50%, 11/01/18 ............................       4,909,760       4,817,795
   FHLMC Gold 15 Year, 4.50%, 11/01/18 - 3/01/20 ..................       7,799,139       7,646,530
   FHLMC Gold 15 Year, 5.00%, 10/01/17 - 8/01/18 ..................       5,437,810       5,429,778
   FHLMC Gold 15 Year, 5.50%, 10/01/18 - 4/01/19 ..................       3,147,461       3,195,301
   FHLMC Gold 15 Year, 6.50%, 3/01/09 - 4/01/11 ...................           8,004           8,268
   FHLMC Gold 15 Year, 7.00%, 6/01/09 - 7/01/11 ...................           9,430           9,838
   FHLMC Gold 15 Year, 7.50%, 4/01/10 .............................           3,880           4,098
   FHLMC Gold 15 Year, 8.00%, 1/01/10 - 12/01/12 ..................         192,867         203,644
   FHLMC Gold 20 Year, 6.50%, 2/01/19 .............................         956,029         992,181
(b)FHLMC Gold 30 Year, 5.00%, 10/01/33 ............................      12,188,000      11,929,005
   FHLMC Gold 30 Year, 5.00%, 10/01/33 - 7/01/35 ..................       6,380,516       6,250,327
   FHLMC Gold 30 Year, 5.00%, 7/01/35 .............................       8,911,001       8,726,097
   FHLMC Gold 30 Year, 5.50%, 9/01/33 .............................         727,664         728,651
(b)FHLMC Gold 30 Year, 5.50%, 10/01/33 ............................      17,000,000      17,005,304
   FHLMC Gold 30 Year, 5.50%, 1/01/35 .............................      15,935,754      15,950,068
   FHLMC Gold 30 Year, 6.00%, 7/01/28 - 6/01/34 ...................         910,872         927,022
   FHLMC Gold 30 Year, 6.00%, 8/01/34 .............................       5,833,734       5,938,052
   FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32 ..................       1,757,406       1,814,407


                                                              Annual Report | 13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

---------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE BACKED SECURITIES (CONT.)
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONT.)
   FHLMC Gold 30 Year, 7.00%, 9/01/21 - 7/01/32 ....................      $  5,962,267      $  6,239,174
   FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32 ...................         1,797,516         1,906,289
   FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30 ....................           272,464           291,357
   FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30 ...................           705,907           758,243
   FHLMC Gold 30 Year, 9.00%, 9/01/30 ..............................           678,631           750,561
   FHLMC Gold 30 Year, 9.25%, 12/01/08 .............................            81,837            83,716
   FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25 ...................         2,011,157         2,214,066
   FHLMC Gold 30 Year, 10.00%, 1/01/19 .............................           235,439           264,293
   FHLMC PC 20 Year, 8.50%, 5/01/17 ................................         1,650,133         1,779,819
   FHLMC PC 25 Year, 9.25%, 8/01/14 ................................             7,841             8,501
   FHLMC PC 25 Year, 9.50%, 12/01/09 ...............................            83,576            88,049
   FHLMC PC 30 Year, 8.00%, 4/01/08 ................................             5,007             5,186
   FHLMC PC 30 Year, 8.50%, 2/01/17 ................................            16,400            17,763
   FHLMC PC 30 Year, 9.00%, 7/01/08 - 6/01/16 ......................             6,551             6,950
   FHLMC PC 30 Year, 9.125%, 9/01/17 ...............................             4,713             5,108
   FHLMC PC 30 Year, 9.25%, 3/01/10 ................................               930               949
   FHLMC PC 30 Year, 9.50%, 8/01/19 ................................           208,207           225,605
                                                                                            -------------
                                                                                             116,513,601
                                                                                            -------------

(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 9.1%
   FNMA, 3.872%, 1/01/18 ...........................................         3,213,506         3,231,084
   FNMA, 4.125%, 9/01/18 ...........................................            60,416            61,018
   FNMA, 4.229%, 9/01/33 ...........................................         3,193,481         3,061,688
   FNMA, 4.344%, 5/01/27 ...........................................           476,719           493,061
   FNMA, 4.347%, 1/01/35 ...........................................         1,333,112         1,330,561
   FNMA, 4.43%, 7/01/17 ............................................           274,041           275,104
   FNMA, 4.648%, 10/01/19 ..........................................           595,160           593,938
   FNMA, 4.659%, 10/01/24 ..........................................           737,998           763,414
   FNMA, 4.662%, 8/01/27 ...........................................           174,923           179,983
   FNMA, 4.664%, 6/01/25 ...........................................           282,344           288,602
   FNMA, 4.725%, 5/01/27 ...........................................         1,427,727         1,459,574
   FNMA, 4.726%, 10/01/32 ..........................................         4,914,473         4,941,211
   FNMA, 4.729%, 12/01/22 ..........................................           359,744           367,298
   FNMA, 4.758%, 7/01/25 ...........................................           212,387           218,289
   FNMA, 4.767%, 11/01/34 ..........................................           425,853           428,817
   FNMA, 4.797%, 7/01/19 ...........................................         2,740,497         2,798,285
   FNMA, 4.816%, 7/01/14 ...........................................           597,849           606,966
   FNMA, 4.899%, 4/01/21 ...........................................           120,033           122,124
   FNMA, 4.925%, 4/01/27 ...........................................           376,916           387,246
   FNMA, 4.943%, 8/01/26 ...........................................           391,152           397,884
   FNMA, 5.043%, 4/01/18 ...........................................            70,125            72,482
   FNMA, 5.091%, 12/01/31 ..........................................           327,508           334,335
   FNMA, 5.10%, 6/01/17 ............................................           214,801           217,905
   FNMA, 5.126%, 11/01/31 ..........................................         1,552,093         1,591,734
   FNMA, 5.143%, 10/01/29 ..........................................           605,305           622,294
   FNMA, 5.149%, 5/01/25 ...........................................            46,263            47,619
   FNMA, 5.16%, 1/01/17 ............................................           928,931           935,412


14 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MORTGAGE BACKED SECURITIES (CONT.)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONT.)
   FNMA, 5.175%, 10/01/29 ...............................................      $    33,540      $    34,708
   FNMA, 5.235%, 2/01/32 ................................................          338,966          345,817
   FNMA, 5.264%, 5/01/28 ................................................          924,876          940,713
   FNMA, 5.27%, 7/01/27 .................................................          316,408          323,325
   FNMA, 5.333%, 8/01/29 ................................................          246,455          253,298
   FNMA, 5.345%, 8/01/29 ................................................           92,783           92,666
   FNMA, 5.44%, 5/01/21 .................................................          527,245          536,956
   FNMA, 5.482%, 11/01/28 ...............................................          168,295          172,403
   FNMA, 5.523%, 1/01/32 ................................................          369,172          378,912
   FNMA, 5.566%, 8/01/30 ................................................          208,619          214,134
   FNMA, 5.642%, 8/01/32 ................................................          155,338          159,953
   FNMA, 5.691%, 5/01/30 ................................................          203,692          208,022
   FNMA, 5.722%, 10/01/32 ...............................................          394,065          414,419
   FNMA, 5.785%, 7/01/31 ................................................        1,640,902        1,684,860
   FNMA, 5.846%, 5/01/31 ................................................           57,160           59,791
   FNMA, 5.95%, 4/01/18 .................................................          228,295          236,029
   FNMA, 5.955%, 7/01/26 ................................................           99,369          100,972
   FNMA, 6.017%, 6/01/31 ................................................          656,646          667,884
   FNMA, 6.033%, 7/01/31 ................................................          153,979          158,391
   FNMA, 6.163%, 12/01/24 ...............................................          164,833          168,077
   FNMA, 6.299%, 4/01/31 ................................................          145,714          148,701
   FNMA, 7.279%, 9/01/32 ................................................          460,994          479,159
                                                                                                ------------
                                                                                                 33,607,118
                                                                                                ------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 29.3%
   FNMA 15 Year, 5.00%, 6/01/18 - 4/01/20 ...............................        7,142,365        7,128,822
   FNMA 15 Year, 5.00%, 7/01/18 .........................................        6,331,723        6,323,986
   FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18 ...............................        6,078,601        6,172,790
   FNMA 15 Year, 6.00%, 1/01/11 - 5/01/17 ...............................        5,820,052        5,989,657
   FNMA 15 Year, 6.50%, 9/01/08 - 10/01/16 ..............................          597,220          617,948
   FNMA 15 Year, 7.00%, 11/01/11 ........................................            1,929            2,016
   FNMA 15 Year, 7.50%, 7/01/09 - 7/01/12 ...............................           50,582           53,506
   FNMA 20 Year, 6.50%, 5/01/16 - 5/01/19 ...............................        5,673,032        5,895,418
   FNMA 30 Year, 5.00%, 4/01/34 .........................................        1,742,148        1,708,395
(b)FNMA 30 Year, 5.00%, 10/01/33 ........................................       15,000,000       14,685,930
   FNMA 30 Year, 5.50%, 9/01/33 - 12/01/34 ..............................       12,926,228       12,935,393
   FNMA 30 Year, 5.50%, 11/01/34 ........................................       22,731,761       22,740,512
   FNMA 30 Year, 6.00%, 12/01/23 - 11/01/34 .............................        3,275,733        3,332,238
   FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32 ..............................       11,148,319       11,497,349
   FNMA 30 Year, 7.00%, 6/01/24 - 10/01/32 ..............................        2,678,493        2,804,971
   FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32 ...............................          715,807          758,143
   FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31 ...............................          144,020          154,044
   FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28 .............................        2,059,646        2,245,576
   FNMA 30 Year, 9.00%, 8/01/09 - 9/01/26 ...............................          562,496          597,920
   FNMA 30 Year, 9.25%, 10/01/09 ........................................           11,386           11,635
   FNMA 30 Year, 9.50%, 11/01/15 - 4/01/30 ..............................          885,921          972,458
   FNMA 30 Year, 10.00%, 7/01/16 - 4/01/21 ..............................          674,468          749,891


                                                              Annual Report | 15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    MORTGAGE BACKED SECURITIES (CONT.)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONT.)
    FNMA 30 Year, 10.50%, 1/01/16 - 5/01/30 ................................      $     68,414      $     75,609
    FNMA 30 Year, 11.00%, 10/01/15 - 6/01/30 ...............................            84,340            94,098
    FNMA 30 Year, 12.00%, 4/01/15 - 5/01/16 ................................             5,717             6,365
    FNMA 30 Year, 12.50%, 12/01/13 .........................................             1,516             1,694
    FNMA GL 20 Year, 10.00%, 8/01/15 .......................................            62,755            69,859
    FNMA GL 30 Year, 8.00%, 6/01/26 ........................................               375               402
    FNMA GL 30 Year, 9.00%, 11/01/11 .......................................           232,958           248,511
    FNMA PL 30 Year, 10.00%, 9/01/20 .......................................            25,644            28,668
                                                                                                    -------------
                                                                                                     107,903,804
                                                                                                    -------------
 (a)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.2%
    GNMA, 4.125%, 11/20/25 .................................................           157,884           160,575
    GNMA, 4.75%, 7/20/27 ...................................................           487,754           494,460
                                                                                                    -------------
                                                                                                         655,035
                                                                                                    -------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 15.0%
    GNMA I SF 15 Year, 7.00%, 4/15/14 ......................................            83,392            87,599
    GNMA I SF 15 Year, 8.00%, 9/15/15 ......................................           116,822           125,255
    GNMA I SF 30 Year, 5.00%, 4/15/34 - 7/15/34 ............................         8,274,604         8,196,198
    GNMA I SF 30 Year, 5.50%, 9/15/33 - 6/15/34 ............................         2,517,404         2,543,252
    GNMA I SF 30 Year, 6.00%, 2/15/29 - 12/15/33 ...........................         2,221,501         2,276,637
    GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32 ............................         1,105,142         1,151,077
    GNMA I SF 30 Year, 7.00%, 10/15/09 - 2/15/32 ...........................         1,944,756         2,030,315
    GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29 ..........................           208,277           221,757
    GNMA I SF 30 Year, 8.00%, 1/15/17 - 1/15/28 ............................           681,568           730,151
    GNMA I SF 30 Year, 8.25%, 4/15/06 - 5/15/21 ............................           404,136           433,688
    GNMA I SF 30 Year, 8.50%, 6/15/16 - 7/15/24 ............................           629,924           688,689
    GNMA I SF 30 Year, 9.00%, 8/15/08 - 8/15/28 ............................           236,110           252,103
    GNMA I SF 30 Year, 9.50%, 10/15/09 - 10/15/20 ..........................           165,604           177,192
    GNMA I SF 30 Year, 10.00%, 10/15/18 - 2/15/19 ..........................            10,826            12,153
    GNMA I SF 30 Year, 10.50%, 1/15/16 .....................................             1,226             1,379
    GNMA II SF 15 Year, 9.00%, 8/20/06 .....................................               204               204
    GNMA II SF 30 Year, 5.00%, 9/20/33 .....................................        10,986,248        10,858,148
    GNMA II SF 30 Year, 5.00%, 1/20/34 .....................................         7,952,103         7,851,941
    GNMA II SF 30 Year, 6.00%, 3/20/34 .....................................         4,380,162         4,468,731
    GNMA II SF 30 Year, 6.00%, 4/20/34 - 6/20/34 ...........................         4,562,451         4,657,925
    GNMA II SF 30 Year, 6.50%, 1/20/26 - 2/20/34 ...........................         2,051,011         2,125,367
    GNMA II SF 30 Year, 7.00%, 3/20/27 - 11/20/32 ..........................         3,297,242         3,452,609
    GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32 ..........................         2,146,359         2,272,098
    GNMA II SF 30 Year, 8.00%, 1/20/17 - 8/20/26 ...........................           277,570           295,897
    GNMA II SF 30 Year, 8.50%, 7/20/16 - 8/20/16 ...........................            92,251            99,831
    GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25 ..........................            16,260            17,810
    GNMA II SF 30 Year, 10.50%, 6/20/20 ....................................                29                33
                                                                                                    -------------
                                                                                                      55,028,039
                                                                                                    -------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $330,590,717) ...................                         328,203,662
                                                                                                    -------------


16 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 19.9%
       FINANCE 19.9%
    (a)AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 4.07%, 12/22/27 ...........      $1,092,946      $  1,093,901
       Ameriquest Mortgage Securities Inc., 2003-10, AF3, 3.23%, 12/25/33 ......       1,002,765         1,000,279
       Citifinancial Mortgage Securities Inc.,
          2003-1, AF3, 4.001%, 1/25/33 .........................................         391,563           390,807
       (a)2003-4, AF6, FRN, 4.493%, 10/25/33 ...................................       2,250,000         2,190,579
       Contimortgage Home Equity Loan Trust, 1999-3, A6, 7.68%, 12/25/29 .......         296,804           299,438
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 .........................................       2,862,000         2,853,478
          2004-12, AF6, 4.634%, 3/25/35 ........................................       2,850,000         2,780,818
          2004-13, AF6, 4.581%, 4/25/35 ........................................         750,000           724,908
          2005-10, AF6, 4.915%, 2/25/36 ........................................       3,250,000         3,173,828
          2005-11, AF4, 5.21%, 9/25/35 .........................................       5,000,000         4,875,780
       Countrywide Home Loan, 2005-12, 2A5, 5.245%, 2/25/36 ....................       3,000,000         2,999,880
       Equity One ABS Inc., 2004-1, AF6, 4.205%, 4/25/34 .......................       5,000,000         4,828,341
       FNMA Whole Loan, 2003-W16, AF3, 2.91%, 11/25/33 .........................         141,170           140,843
       FNMA, G93-33, K, 7.00%, 9/25/23 .........................................       3,468,067         3,612,955
       GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%, 1/10/38 ......       1,262,683         1,250,664
       Greenwich Capital Commercial Funding Corp., 2004-GG1, A7, 5.317%, 6/10/36       5,000,000         5,111,047
       JP Morgan Chase Commercial Mortgage Securities Corp.,
       (a)2004-CB9, A4, FRN, 5.381%, 6/12/41 .................................. .      3,779,632         3,914,751
          2004-LN2, A2, 5.115%, 7/15/41 ........................................         557,685           561,096
    (a)Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.565%, 6/15/38 ............       6,000,000         6,192,088
       Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%, 7/25/35 ...       4,750,000         4,667,323
       Residential Asset Mortgage Products Inc., 2003-RS11, AI4, 4.257%, 6/25/29         500,000           497,377
       Residential Asset Securities Corp.,
       (a)2000-KS2, AII, FRN, 4.08%, 3/25/30 ...................................       1,590,388         1,591,629
          2004-KS1, AI4, 4.213%, 4/25/32 .......................................       2,500,000         2,475,662
       Residential Funding Mortgage Securities II,
          2004-HI2, A4, 5.24%, 9/25/18 .........................................       5,000,000         4,986,125
          2005-HI1, A4, 4.70%, 8/25/34 .........................................       4,000,000         3,938,024
    (a)Travelers Mortgage Services Inc., 1998-5A, A, FRN, 4.57%, 12/25/18 ......         237,405           238,312
       Vanderbilt Mortgage Finance, 1998-C, 1A6, 6.75%, 10/07/28 ...............         100,000           104,296
       Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%, 11/25/28 .............       6,868,000         6,810,176
                                                                                                      -------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
        (COST $74,201,458) .....................................................                        73,304,405
                                                                                                      -------------
       TOTAL LONG TERM INVESTMENTS (COST $404,792,175) .........................                       401,508,067
                                                                                                      -------------
       SHORT TERM INVESTMENTS 2.7%
       U.S. GOVERNMENT SECURITIES (COST $99,467) 0.0%(c)
(d),(e)U.S. Treasury Bill, 11/25/05 ............................................         100,000            99,517
                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $404,891,642) .................                       401,607,584
                                                                                                      -------------


                                                              Annual Report | 17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------
                                                                              SHARES            VALUE
-----------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   MONEY FUND (COST $9,918,350) 2.7%
(f)Franklin Institutional Fiduciary Trust Money Market Portfolio ..          9,918,350      $   9,918,350
                                                                                            --------------
   TOTAL INVESTMENTS (COST $414,809,992) 111.9% ...................                           411,525,934
   OTHER ASSETS, LESS LIABILITIES (11.9)% .........................                           (43,767,138)
                                                                                            --------------
   NET ASSETS 100.0% ..............................................                         $ 367,758,796
                                                                                            ==============

SELECTED PORTFOLIO ABBREVIATIONS

FRN    - Floating Rate Note
GL     - Government Guaranteed Loan
PC     - Participation Certificate
PL     - Project Loan
SF     - Single Family

(a)   The coupon rate shown represents the rate at period end.

(b)   See Note 1(b) regarding securities purchased on a to-be-announced basis.

(c)   Rounds to less than 0.05% of net assets.

(d)   The security is traded on a discount basis with no stated coupon rate.

(e)   On deposit with broker for initial margin on futures contracts (Note
      1(c)).

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


18 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................      $ 404,891,642
  Cost - Sweep Money Fund (Note 7) ...................................          9,918,350
                                                                            --------------
  Total cost of investments ..........................................      $ 414,809,992
                                                                            ==============
  Value - Unaffiliated issuers .......................................      $ 401,607,584
  Value - Sweep Money Fund (Note 7) ..................................          9,918,350
                                                                            --------------
  Total value of investments .........................................        411,525,934
 Receivables:
  Investment securities sold .........................................            355,406
  Capital shares sold ................................................            315,303
  Interest ...........................................................          1,643,786
  Variation margin ...................................................              2,566
                                                                            --------------
        Total assets .................................................        413,842,995
                                                                            ==============

Liabilities:
 Payables:
  Investment securities purchased ....................................         43,914,514
  Capital shares redeemed ............................................          1,697,200
  Affiliates .........................................................            137,273
  Distributions to shareholders ......................................            241,665
 Accrued expenses and other liabilities ..............................             93,547
                                                                            --------------
        Total liabilities ............................................         46,084,199
                                                                            --------------
          Net assets, at value .......................................      $ 367,758,796
                                                                            ==============
Net assets consist of:
 Paid-in capital .....................................................      $ 384,250,325
 Distributions in excess of net investment income ....................           (387,249)
 Net unrealized appreciation (depreciation) ..........................         (3,279,058)
 Accumulated net realized gain (loss) ................................        (12,825,222)
                                                                            --------------
          Net assets, at value .......................................      $ 367,758,796
                                                                            ==============
CLASS A:
 Net assets, at value ................................................      $ 367,758,796
                                                                            ==============
 Shares outstanding ..................................................         37,786,615
                                                                            ==============
 Net asset value per share(a) ........................................      $        9.73
                                                                            ==============
 Maximum offering price per share (net asset value per share / 95.75%)      $       10.16
                                                                            ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF OPERATIONS
for the year ended September 30, 2005

Investment income:
 Dividends from Sweep Money Fund (Note 7) ..........................           250,643
 Interest ..........................................................        16,915,141
                                                                          -------------
        Total investment income ....................................        17,165,784
                                                                          -------------
Expenses:
 Management fees (Note 3a) .........................................         1,455,855
 Transfer agent fees (Note 3d) .....................................           419,778
 Custodian fees (Note 4) ...........................................             8,889
 Reports to shareholders ...........................................            87,809
 Registration and filing fees ......................................            45,285
 Professional fees .................................................            19,130
 Trustees' fees and expenses .......................................            26,786
 Other .............................................................            17,599
                                                                          -------------
        Total expenses .............................................         2,081,131
        Expense reductions (Note 4) ................................            (2,544)
                                                                          -------------
          Net expenses .............................................         2,078,587
                                                                          -------------
           Net investment income ...................................      $ 15,087,197
                                                                          -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................         1,446,248
  Financial futures contracts ......................................           250,125
                                                                          -------------
           Net realized gain (loss) ................................         1,696,373
 Net change in unrealized appreciation (depreciation) on investments        (6,505,039)
                                                                          -------------
Net realized and unrealized gain (loss) ............................        (4,808,666)
                                                                          -------------
Net increase (decrease) in net assets resulting from operations ....      $ 10,278,531
                                                                          =============


20 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 ----------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                      2005                2004
                                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................      $  15,087,197       $  12,971,632
  Net realized gain (loss) from investments and financial futures contracts          1,696,373           3,952,678
  Net change in unrealized appreciation (depreciation) on investments .....         (6,505,039)            (66,011)
                                                                                 ----------------------------------
          Net increase (decrease) in net assets resulting from operations .         10,278,531          16,858,299
 Distributions to shareholders from net investment income .................        (19,157,429)        (21,406,995)
 Capital share transactions (Note 2) ......................................           (212,871)        (40,430,232)
 Redemption fees ..........................................................              2,497                  52
                                                                                 ----------------------------------
          Net increase (decrease) in net assets ...........................         (9,089,272)        (44,978,876)
Net assets:
 Beginning of year ........................................................        376,848,068         421,826,944
                                                                                 ----------------------------------
 End of year ..............................................................      $ 367,758,796       $ 376,848,068
                                                                                 ==================================
Distributions in excess of net investment income included in net assets:
 End of year ..............................................................      $    (387,249)      $    (367,933)
                                                                                 ==================================


                         Annual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (the Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

U.S. Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although


22 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A TBA BASIS (CONTINUED)

the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. FUTURES CONTRACTS

The Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

E. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences


                                                              Annual Report | 23

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                      -----------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                  2005                                    2004
                                      -----------------------------------------------------------------------
                                        SHARES             AMOUNT               SHARES             AMOUNT
                                      -----------------------------------------------------------------------
Shares sold .................          7,456,991       $  73,749,930           9,677,050       $  96,610,106
Shares issued in reinvestment
 of distributions ...........          1,619,656          15,988,181           1,741,712          17,351,096
Shares redeemed .............         (9,114,072)        (89,950,982)        (15,506,489)       (154,391,434)
                                      -----------------------------------------------------------------------
Net increase (decrease) .....            (37,425)      $    (212,871)         (4,087,727)      $ (40,430,232)
                                      =======================================================================


24 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.40%              First $250 million
       0.38%              Over $250 million, up to and including $500 million
       0.36%              In excess of $500 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received(a) .............................      $88,849
Contingent deferred sales charges retained ................      $ 2,854

(a)   Net of commissions paid to unaffiliated broker/dealers

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $419,778, of which $251,553 was retained by Investor Services.

E. OTHER AFFILIATED TRANSACTIONS

At September 30, 2005, Advisers owned 20.54% of the Fund.



                                                              Annual Report | 25

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At September 30, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. The capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2012 ......................................   $ 6,223,578
  2013 ......................................     4,584,050
                                                -----------
                                                $10,807,628
                                                ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar roll transactions, financial futures transactions, and paydown losses.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2005, the Fund deferred realized capital losses of $1,999,491.

At September 30, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ................................      $ 415,219,088
                                                          ==============
Unrealized appreciation ............................            676,699
Unrealized depreciation ............................         (4,369,853)
                                                          --------------
Net unrealized appreciation (depreciation) .........      $  (3,693,154)
                                                          ==============
Distributable earnings -
 undistributed ordinary income .....................      $     250,823
                                                          ==============


26 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended September 30, 2005 and 2004, were as follows:

                                                  --------------------------
                                                      2005           2004
                                                  --------------------------
Distributions paid from - ordinary income .....   $19,157,429    $21,406,995
                                                  ==========================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2005, aggregated $662,805,554 and $682,853,241, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. FINANCIAL FUTURES CONTRACTS

As of September 30, 2005, the Fund had the following financial futures contracts outstanding:

-------------------------------------------------------------------------------------------------------
                                          NUMBER OF                          CONTRACT        UNREALIZED
CONTRACTS TO SELL                         CONTRACTS     DELIVERY DATES      FACE VALUE      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note ............       10            12/01/05         $1,000,000           $5,000

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of


                                                              Annual Report | 27

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

9. REGULATORY MATTERS (CONTINUED)

the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


28 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC MORTGAGE
PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
November 10, 2005


                                                              Annual Report | 29

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION   TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee    Since 1992         141                            Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee    Since 1992         142                            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)         Trustee    Since 2003         137                            Director, Amerada Hess Corporation
One Franklin Parkway                                                                         (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                     gas), H.J. Heinz Company (processed
                                                                                             foods and allied products), RTI
                                                                                             International Metals, Inc.
                                                                                             (manufacture and distribution of
                                                                                             titanium), Canadian National Railway
                                                                                             (railroad), and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee    Since 1992         115                            Director, The California Center for
One Franklin Parkway                                                                         Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee        Since 1998        141                      Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding com-
                                                                                           pany) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Trustee since     141                      None
One Franklin Parkway             Chairman of    1992 and
San Mateo, CA 94403-1906         the Board      Chairman of the
                                                Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
------------------------------------------------------------------------------------------------------------------------------------
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee since     125                      None
One Franklin Parkway             President and  1992, President
San Mateo, CA 94403-1906         Chief          since 1993 and
                                 Executive      Chief Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)         Vice             Since 1992      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Since 2004      Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002      Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice              Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President   Since 2002      Not Applicable             Not Applicable
600 Fifth Avenue                 -AML
Rockefeller Center               Compliance
New York, NY 10020-2302
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)         Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Counsel,
Franklin Resources, Inc.; Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief         Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

** We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


34 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 35

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                      Michigan(6)
Arizona                      Minnesota(6)
California(7)                Missouri
Colorado                     New Jersey
Connecticut                  New York(7)
Florida(7)                   North Carolina
Georgia                      Ohio(7)
Kentucky                     Oregon
Louisiana                    Pennsylvania
Maryland                     Tennessee
Massachusetts(6)             Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC
MORTGAGE PORTFOLIO

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

157 A2005 011/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $16,453 for the fiscal year ended September 30, 2005 and $19,056 for the fiscal year ended September 30, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended September 30, 2005 and $48,579 for the fiscal year ended September 30, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended September 30, 2005 and $0 for the fiscal year ended September 30, 2004. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2005 and $320 for the fiscal year ended September 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended September 30, 2005 and $159,680 for the fiscal year ended September 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended September 30, 2005 and $208,579 for the fiscal year ended September 30, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 21, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    November 21, 2005